KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
SMBC Nikko Securities America, Inc.
(together, the “Specified Parties”)
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Re: Mercedes-Benz Auto Lease Trust 2016-B, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle leases which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of new motor vehicles by lessees of Mercedes-Benz passenger cars, sport utility vehicles, and crossover automobiles.

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

Mercedes-Benz Auto Lease Trust 2016-B, Asset-Backed Notes
September 26, 2016

•
The term “Data File” means an electronic data file, provided to us by the Company on August 30, 2016, containing certain information related to 49,734 Leases and their related attributes as of July 31, 2016 (the “Cutoff Date”).

•
The term “Sample Leases” means a sample of 100 Leases that we selected randomly from the Data File as instructed by the Company.  A listing of the Sample Leases is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Leases that we were instructed to randomly select from the Data File.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Adjusted Capitalized Cost, Contract Date, Maturity Date, New/Used, Original Term, Contract Residual, Base Rent Payment, Vehicle Make, Vehicle Model Class, Vehicle Model Year, and Vehicle Identification Number. We make no representation regarding the execution of the Lease Contract by the Lessee.

•	The term “LeMans” means the Company’s operating lease portfolio management system used to track and account for its operating Leases prior to May 2, 2016.
•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases beginning May 2, 2016.
•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its operating Leases.
•	The term “Lease Modification Letter” means a letter written by the Company and addressed to the customer which corrects one or more errors on a Lease Contract.
•
The term “Lease File” means any file containing some or all of the following documents: Lease Contract, Lease Modification Letter, Dealer Worksheet, Transaction Return for Leases, Verification of Approval to Contract, and various screenshots contained within ALFA or ACE. The Lease File, maintained and furnished to us by the Company, was represented to be either the original Lease File, a copy of the original Lease File, or electronic records contained within ALFA or ACE.

The Company is responsible for the Data File.

At the request of the Specified Parties, we performed the following procedures with respect to the Sample Leases. For each Sample Lease, we compared information contained in the Data File to information contained in the Lease File for the attributes listed below.

The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from Data File to the documents or other information contained in the Lease File for each of the attributes identified constituted an exception. The Lease File documents are listed in the order of priority until such attribute was compared.

Mercedes-Benz Auto Lease Trust 2016-B, Asset-Backed Notes
September 26, 2016

Attributes	Lease File Documents
Lease Number	ALFA
Running Rate	ALFA and instructions provided by the Company described below
Adjusted Capitalized Cost	Lease Contract
Original Start Date	Lease Contract and instructions provided by the Company described below
Maturity Date	Lease Contract and Lease Modification Letter
MSRP Base	ALFA and instructions provided by the Company described below
New/Used	Lease Contract and instructions provided by the Company described below
Original Term	Lease Contract
Current Remaining Term (Recomputed Remaining Term)	ALFA and instructions provided by the Company described below
Contract Residual	Lease Contract
State of Origination	ALFA and instructions provided by the Company described below
Base Rent Payment	Lease Contract and instructions provided by the Company described below
Vehicle Make	Lease Contract and instructions provided by the Company described below
Vehicle Model Class	Lease Contract, Dealer Worksheet, Transaction Return for Leases, or Verification of Approval to Contract
Vehicle Model Year	Lease Contract
Vehicle Identification Number	Lease Contract
FICO Score	ACE

For purposes of comparing Running Rate, we were instructed by the Company to consider the interest rate on the “Miscellaneous” screen in ALFA as the Running Rate for Sample Leases that have values in the  “PCD_ACCT_NBR” field in the Data File (the “Account Numbers”) starting with 7.  We were informed by the Company that such Sample Leases were originated in LeMans and subsequently migrated to ALFA. We were further instructed by the Company to consider the interest rate on the “Financial Summary” screen in ALFA as the Running Rate for Sample Leases that have Account Numbers starting with 5, which we were informed by the Company were Sample Leases originated in ALFA.

Mercedes-Benz Auto Lease Trust 2016-B, Asset-Backed Notes
September 26, 2016

For purposes of comparing Original Start Date, we were instructed by the Company to consider Sample Leases with Original Start Dates on the 29th, 30th, and 31st of the month in the respective Lease Contract to be in agreement if the Sample Lease information in the Data File stated the Original Start Date as the 1st, 2nd, and 3rd day of the following month. We were informed by the Company that LeMans and ALFA do not permit start dates to occur at the end of the month. LeMans and ALFA will adjust such dates to a corresponding day of the following month and the Company will notify the lessee, via written notice, of the change in date.

For purposes of comparing MSRP Base, we were instructed by the Company to consider Vehicle MSRP on the “Miscellaneous” screen in ALFA as MSRP Base for Sample Leases that have Account Numbers starting with 7. We were further instructed by the Company to consider MSRP on the “Miscellaneous” screen in ALFA as MSRP Base for Sample Leases that have Account Numbers starting with 5.

For purposes of comparing New/Used, we were instructed by the Company to consider Sample Leases to be “New” if the odometer reading per the Lease Contract was less than 10,000 miles. We were informed by the Company that it is the Company’s policy to consider such leases as “New” for purposes of structuring the leases using new car residual values.

For purposes of comparing Current Remaining Term, we were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

•
Subtract one (1) month from the current remaining term calculated as follows:  divide the Total Remaining Rental Amount per the Financial Summary screenshot in ALFA by the Next Installment Invoice Net Amount per the Financial Summary screenshot in ALFA. We were informed by the Company that the Financial Summary screenshots reflect the Sample Lease information as of the dates the screenshots were taken (i.e., August 31, 2016 or September 1, 2016).

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For Sample Leases for which the Recomputed Current Remaining Term did not agree to the “S_CurrRemNbrPmts” field in the Data File, the Company provided us an additional screenshot from the “Statement” screen in ALFA, which showed the payment history details and any delinquent/paid-ahead amount(s). For these Sample Leases, we were instructed by the Company to recompute the Current Remaining Term as (i) Total Remaining Rental Amount per the Financial Summary screenshot in ALFA divided by the Next Installment Invoice Net Amount per the Financial Summary screenshot in ALFA, adjusted by (ii) adding the actual number of payments made between the Cutoff Date and the screenshot date per ALFA, and (iii) adding any delinquent periods or subtracting the number of paid-ahead payments per ALFA, calculated as Delinquency amount per the Statement screen in ALFA divided by Next Installment Invoice Net Amount per the Financial Summary screen in ALFA (positive delinquency amount indicated amounts that were delinquent and negative delinquency amount indicated amounts that were paid ahead). We were informed by the Company that for purposes of calculating delinquent periods, ALFA does not consider a payment to be delinquent if it is at least 90% of the amount due.

For purposes of comparing State of Origination, we were instructed by the Company to consider the state in the “Garaging Address” per ALFA as the State of Origination.

For purposes of comparing Base Rent Payment, we were instructed by the Company to apply a tolerance of ±$1.00.

Mercedes-Benz Auto Lease Trust 2016-B, Asset-Backed Notes
September 26, 2016

For purposes of comparing Vehicle Make, if the Vehicle Make stated in the Data File did not agree to the Vehicle Make listed in the respective Lease Contract, we were instructed by the Company to consider the Sample Lease to be in agreement if the Vehicle Make listed in the Lease Contract was “MERCEDES-BENZ,” “MERCEDES-B,” “MERCE,”   “MERCEDES,” “ME/BE,” “MERCEDES-BEN,” “MB TRUCK,” “MERCEDES LIGHT-TRU,” “ME/BENZ,” “MER-BENZ,” “MERCEDE,” “MERCEDES-,” “MERCEDES B,” “MERCEDES BENZ,” “MERCEDES L,” “MERCEDES-BE,” or “MLT.”

The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease File, except as noted in Exhibit B attached hereto.  There were no conclusions that resulted from our procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File or provided by the Company and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reliability or accuracy of the Data File, the Lease Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Mercedes-Benz Financial Services USA LLC, Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and SMBC Nikko Securities America, Inc. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

September 26, 2016

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	10107	35	22344	69	4247
2	10170	36	193	70	39228
3	47994	37	13459	71	18826
4	25013	38	23018	72	2974
5	12533	39	20287	73	12635
6	16983	40	14689	74	26504
7	39082	41	37393	75	45406
8	5216	42	48324	76	13098
9	26012	43	31540	77	37571
10	22015	44	9008	78	44271
11	24737	45	5233	79	22198
12	9578	46	14204	80	44519
13	35420	47	33181	81	48137
14	26144	48	44070	82	308
15	38467	49	38591	83	37993
16	21843	50	28967	84	312
17	41433	51	2194	85	38515
18	40495	52	5902	86	36504
19	36298	53	30322	87	36489
20	22306	54	2634	88	1286
21	35451	55	5945	89	22351
22	47066	56	23050	90	23611
23	14496	57	31909	91	37494
24	27251	58	44980	92	33862
25	7794	59	38216	93	33863
26	16929	60	8712	94	9823
27	28898	61	4663	95	13398
28	10925	62	6724	96	47067
29	2558	63	2417	97	12652
30	49157	64	33365	98	24971
31	9791	65	27356	99	26541
32	30120	66	30365	100	31129
33	7808	67	28331
34	11245	68	43875

(*)  The Company has assigned a unique Lease Number to each Lease in the Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exceptions

Sample Lease Number	Lease Number(*)	Attribute	Per Data File	Per Lease File
3	47994	Maturity Date	03/05/2019	03/03/2019
56	23050	Maturity Date	12/23/2018	12/22/2018

 (*)  The Company has assigned a unique Lease Number to each Lease in the Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.